UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             FORM 8-K CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2003


                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                                              94-2778785
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                     Identification No.)

                                     0-14864
                            (Commission File Number)

                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 432-1900
              (Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE (Information Provided Under Item 12 - Disclosure of Results of Operations and Financial Condition)

         This   information   furnished   under  this  "Item  9.  Regulation  FD
Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No.33-8216.

         On July 22, 2003 Linear Technology Corporation issued a press release announcing fourth quarter Financial results. A copy of the press release is attached as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.


       Exhibit
        Number                                   Description
        ------             -----------------------------------------------------
         99.1              Text of press  release,  dated July 22, 2003,  titled
                           "Linear   Technology  reports  annual  and  quarterly
                           increase in sales and profits."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LINEAR TECHNOLOGY CORPORATION
                                        (Registrant)


Date: July 22, 2003                     By: /s/ Paul Coghlan
     --------------                         ------------------------------------
                                        Paul Coghlan
                                        Vice President, Finance and Chief
                                        Financial Officer

                                  EXHIBIT INDEX

       Exhibit
        Number                                   Description
        ------             -----------------------------------------------------
         99.1              Text of press  release,  dated July 22,  2003  titled
                           "Linear   Technology  reports  annual  and  quarterly
                           increase in sales and profits."

                                      -3-